March 3, 2006

Supplement

SUPPLEMENT DATED MARCH 3, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE INFORMATION PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The second and third paragraphs of the section of the Prospectus titled ‘‘Portfolio Management’’ are hereby replaced by the following:

The Portfolio's assets are managed by members of the Sector Funds team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are David Walker, an Executive Director of the Investment Adviser, and Mary Jayne Maly, a Managing Director of the Investment Adviser.

Mr. Walker has been associated with the Investment Adviser in an investment management capacity since October 1990 and began managing the Portfolio in February 2006. Ms. Maly has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in February 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VIS IP 03/06